
BRUNDAGE BONE
BRUNDAGE BONE

CONCRETE PUMPING HOLDINGS

Investor Presentation

June 2019

Disclaimer

Forward-Looking Statements

This investor presentation ("Investor Presentation") includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The actual results of Concrete Pumping Holdings Inc. (the "Company" or "CPH") may differ from the Company's expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the outcome of any legal proceedings that may be instituted against the Company; the ability to recognize the anticipated benefits of the Capital Pumping, LP ("Capital") acquisition, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably and retain its key employees; costs related to the Capital acquisition; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Industry and Market Data

In this Investor Presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which the Company competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms, and company filings.

Historical and Projected Financial Information

Annual financial information of the Company is based on its fiscal year end of October 31. Annual financial information of Capital is based on Capital's fiscal year end of December 31. This Investor Presentation contains financial forecasts, which were prepared in good faith by the Company on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with generally accepted accounting principles ("GAAP"). Neither the Company's nor Capital's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Non-GAAP Financial Measures

This Investor Presentation includes non-GAAP financial measures, including but not limited to Adjusted EBITDA of the Company and Capital. The Company defines Adjusted EBITDA as net income (loss) plus interest expense, income taxes, depreciation and amortization, as further adjusted to eliminate the impact of other non-cash or non-core operating expenses. Adjusted EBITDA Pro Forma for Acquisitions is Adjusted EBITDA after giving pro forma effect to certain acquisitions as if such acquisitions had occurred on the first day of the period presented. These measures should not be used as substitutes for their most comparable measures calculated in accordance with GAAP. See the reconciliations of Non-GAAP measures on Slides 31–33. The Company believes that this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company's and Capital's financial condition and results of operations. The Company's and Capital's management uses Adjusted EBITDA to compare performance to that of prior periods for trend analyses and for budgeting and planning purposes. You should not rely on any single financial measure to evaluate Capital's business. Other companies may calculate Adjusted EBITDA differently, and therefore it may not be directly comparable to similarly titled measures of other companies.

A reconciliation of non-GAAP forward looking information to their corresponding GAAP measures for the Company has not been provided due to the lack of predictability regarding the various reconciling items such as provision for income taxes and depreciation and amortization, which are expected to have a material impact on these measures and cannot be reasonably predicted without unreasonable efforts.



BRUNDAGE-BONE CONCRETE PUMPING

CAPITAL Concrete Pumping

Camfaud

ECO-PAN

Concrete Pumping Holdings, Inc.

Business Overview

Recent Developments

Financial

- Q2 FY 2019 Revenue and Adjusted EBITDA increased 10% and 1%, respectively (See Slide 25 for more detail)
- H1 FY 2019 Revenue and Adjusted EBITDA increased 10% and 3%, respectively (See Slide 25 for more detail)
- H1 FY 2019 Revenue and Adjusted EBITDA impacted by adverse weather conditions in CPH's West coast operations including Eco-Pan's high-volume, mature markets. Majority of delayed projects are still expected to commence in the remainder of the year

Warrant Exchange

- On April 29, 2019, CPH completed an exchange of its outstanding public and private warrants for shares of its common stock
  - 9,982,123 public warrants representing ~43.4% of the total public warrants and 11,100,000 private placement warrants representing 100% of the total private placement warrants were tendered. CPH issued a total of 3,808,388 new shares (comprised of 2,101,213 shares in exchange for the public warrants and 1,707,175 shares in exchange for private warrants)

Mergers and Acquisitions

- On May 15, 2019, CPH closed the acquisition of Capital
  - $129.2 million cash purchase price, funded with net proceeds of $78.2 million from the recent equity follow-on offering (including exercise of underwriters' over-allotment option) and $60 million of incremental term loan issuance
  - Transformational acquisition in high growth market and with compelling synergies
- On April 15, 2019, CPH closed the acquisition of Atlas, an Idaho-based concrete pumping provider for a consideration of $3.8 million
  - Acquisition is consistent with CPH's accretive M&A growth strategy

CPH Business Overview

Company Overview

- Leading concrete pumping provider in both the U.S. (Brundage-Bone) and U.K. (Camfaud)
  - On May 15, 2019 CPH closed the acquisition of Capital, a leading concrete pumping provider in Texas, with $24 million of Adjusted EBITDA in LTM Q1 2019
- Leading concrete waste management service provider in the U.S. (Eco-Pan), with emerging presence in the U.K.
- Comprehensive fleet and highly skilled operators provide mission critical, quality service
- Founded in 1983; Headquartered in Denver, CO
- FY 2018 Adjusted Revenue and EBITDA Pro Forma for Acquisitions: $309[i] million and $112[ii] million

Concrete Pumping

Brundage-Bone Concrete Pumping	Capital	Camfaud
80 locations, 587 equipment units[v]	12 locations, 144 equipment units[vi]	29 locations, 364 equipment units[v]

Boom Pumps



Stationary Pumps



Placing Booms



Telebelts



Key Highlights[iii]

Market Leader In Every Region Served	**~130** Branches Across US and U.K	**~800** Highly Trained Operators
1,150+ Operational Equipment Units[iv]	**8,000+** Unique Clients in 2018	**ZERO** Bonding / Surety Requirements; No Possession of Concrete

Concrete Waste Management

ECO-PAN

- Simple, fully-compliant and cost effective solution for handling concrete washout
- 63[vi] equipment units (trucks) and ~6,100[vi] concrete containers (pans)





Note: Refer to Slides 31 and 33 for reconciliation of Non-GAAP Measures.
(i) Represents CPH's FY 2018 Revenue plus Capital's LTM Q1 2019 Revenue plus identified run-rate transaction Revenue synergies of $6.3 million.
(ii) Represents CPH's FY 2018 Adjusted EBITDA plus Capital's LTM Q1 2019 Adjusted EBITDA plus identified run-rate transaction EBITDA synergies of $4.9 million, expected to be realized within 24 months.
(iii) Metrics are Pro Forma for acquisition of Capital.
(iv) Includes 63 equipment units (Trucks) for Eco-Pan.
(v) As of January 2019.
(vi) As of December 2018.

Key Advantages of Business Model

Simple Bidding Process	▪ Services provided on a hourly and yardage poured basis, and include invoicing a travel charge ▪ Surcharge for any additional costs (such as fuel) ▪ High percentage of repeat customers plus strong referral network
Limited Project Risk	▪ Pure service business that doesn't take title of ready-mix concrete ▪ No possession of concrete ▪ No product liability risk
No Fixed Price Projects	▪ No fixed price bid work and no percentage of completion accounting ▪ The daily pour, not the total project, is what is billed ▪ Variable Cost base provides flexibility across business environments
No Surety Bonding Requirements	▪ No letter of credit or bonding exposure
Limited Bad Debt Exposure	▪ Negligible bad debt expense historically ▪ Typically one of the first trade contractors paid on the job ▪ Company invoices customers each day as the work is performed

CPH's business model avoids issues common to typical contractors and construction service providers

CPH Geographic Footprint

	Brundage-Bone Concrete Pumping	Capital	Camfaud	Eco-Pan	Corporate HQ
Legend:					★
# of Locations:	80	12[1]	29	16	

U.S. Footprint



U.K. Footprint



Selected CPH Projects

Amazon Block 20 (Seattle, WA)




AT&T Stadium – Dallas Cowboys (Arlington, TX)




Crossrail Liverpool Street Station (UK)




Note: Denver is the HQ for CPH, London is the main corporate office in the U.K. First Eco-Pan location in the U.K. expected to open end of Q2 FY 2019.
(1) Six branches are expected to be merged with Brundage Bone locations post closing.



BRUNDAGE-BONE CONCRETE PUMPING

CAPITAL Concrete Pumping

Camfaud

ECO-PAN

Concrete Pumping Holdings, Inc.

Key Investment Highlights

CPH Investment Highlights

1. Industry Leader in an Attractive Sector with a Strong Brand Portfolio
2. Large, Growing Market Supported by Compelling Tailwinds
3. Diversified Platform Provides Cycle Resiliency
4. Differentiated Fleet Offering to Service Varied Project Requirements
5. Significant Growth Opportunity from the Disruptive Eco-Pan Waste Management Solution
6. Strong Unit Economics Across Both Concrete Pumping and Eco-Pan
7. Proven M&A Platform with Robust Pipeline
8. Committed, Veteran Management Team

CONCRETE PUMPING HOLDINGS

1 Industry Leader in an Attractive Sector with a Strong Brand Portfolio

U.S. Concrete Pumping Industry

(Percent of Concrete Pumping Spend)



BRUNDAGE-BONE CONCRETE PUMPING
CAPITAL
Combined company has ~13% share
10%
19%
68%
~$1.75bn
Industry size
Next Top 3-20
Others

U.K. Concrete Pumping Industry

(Percent of Concrete Pumping Spend)



Camfaud
34%
66%
~$140m
Industry size
Others

Key Highlights

- Most competitors serve only local areas and lack breadth of equipment (typical fleet of ~5-10 pumps)
- Few regional competitors serving more than two states or markets
- CPH's expansive fleet and national reach support differentiated, high-quality service

Scale Provides Advantages

Purchasing benefits for fuel, OEM capex purchases and parts	**Breadth of services** to service large, more complex jobs
Fleet availability to match customer demand and requirements	**Trained operators** with a leading track record of safety

Note: Analysis is based on FY 2018 Revenue Pro Forma for Acquisitions. Capital position based on LTM Q1 2019 Revenue.

1 Industry Leader in an Attractive Sector with a Strong Brand Portfolio (cont'd)

Clients choose CPH because of its differentiated capabilities that ensure high-quality, reliable service, equipment and operator availability, top-notch safety and environmental compliance

Concrete Placement is Highly Critical

Need for Faster, Safer & Higher Quality Service

Advantages of concrete pumping

~90 mins

Time before ready-mix concrete perishes

~10%

Ready-mix concrete costs (as % of overall project costs)

~1-2%

Concrete pumping costs (as % of overall project costs)

CPH Competitive Advantages

Availability	▪ More pumps and skilled operators than competitors
Reliability	▪ Track record of quality and on-time completion
Wide Range of Equipment	▪ Fleet of boom pumps ranges from 17 to 65 meters ▪ Also maintains fleet of stationary pumps, placing booms, telebelts, etc.
Technical Expertise	▪ 30+ years of successful operating history ▪ Experienced and knowledgeable operators

2 Large, Growing Market Supported by Compelling Tailwinds

Concrete Placement Methods

% of U.S. Market[i]



Tailgating — 45%



Pumping — 34%



Wheel-barrow — 9%



Crane & Bucket — 2%

Advantages of Concrete Pumping

- Speed and Efficiency
- Access / Precision of Placement
- Safety
- Consistent Placement
- Comparable All-In Cost

(i) Figures do not sum to 100% as 'other methods' (i.e. pre-cast concrete) account for a further 10% of the market.

2 Large, Growing Market Supported by Compelling Tailwinds (cont'd)

2019 Non-Residential Construction Forecast by State[i]



WA
MT
ND
OR
ID
WY
SD
MN
NE
IA
WI
MI
NV
UT
CO
KS
MO
IL
IN
OH
PA
NY
CA
AZ
NM
OK
AR
TN
KY
WV
VA
NC
SC
GA
AL
MS
TX
LA
FL
ME
Strong >7%
Stable 0 to 2.9%
Healthy 3 to 6.9%
Declining <0%

Texas and other Southern markets are the strongest with mid to high single digit growth rate.

U.S. Housing Starts[iii]

(Thousands)



CAGR: ~2%
1,107
1,177
1,208
1,241
1,250
1,286
1,315
2015A
2016A
2017A
2018A
2019E
2020E
2021E

Stable growth in housing starts supported by a strong labor market, increasing consumer confidence and declining headwinds from higher interest rates.

Seasonal Texas Cement Shipments (000 tons)[ii]



1,900
1,700
1,500
1,300
1,100
900
700
500
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2008-2017 Min & Max
Average
2018
2019

Texas Housing Starts[iv]

(Thousands)



200
150
100
50
0
CAGR: 2017-21P: 9.2%
124
82
67
70
66
81
90
102
108
110
117
132
140
154
166
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018P
2019P
2020P
2021P

Outsized growth in Texas driven by strong population growth and employment gains.

(i) IHS State Construction Forecast.
(ii) Texas Comptroller.
(iii) NAHB.
(iv) Global Insight.

2 Large, Growing Market Supported by Compelling Tailwinds (cont'd)

1 U.S. Concrete Production[(i)]

(Millions of cubic yards)


396
406
390
404
432
458
457
415
352
259
257
266
290
300
325
336
343
351
359
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18
WORKERS
NEEDED

Concrete production is ~22% below prior peak. Industry labor constraints extending recovery.

2 Extended Construction Cycle


Early
Mid
Late
Previous Position in Cycle
New Position in Cycle

Tax reform, regulatory relief, accommodative fed policy and increased infrastructure spending extending the cycle.

3 Concrete Pumping Gaining Share

(% of total U.S. concrete placement that is pumped)


~20%
~34%
2000
2018

Pumping is taking share due to compelling customer value proposition.

4 U.S. Pumped Concrete Demand


CAGR: ~7%
~$1.75 billion
~$2.30 billion
2017
2021

Pumping market expected to see strong pricing and volume growth.

(i) NRMCA (National Ready Mixed Concrete Association).

3 Diversified Platform Provides Cycle Resiliency

Diversity Provides Resiliency

Geographic Diversity(i)...



US
UK
17%
83%

... Even within the US(ii)



South
West
Central
Southeast
Mountain
13%
37%
14%
17%
19%

End Market(ii)



Commercial
Residential
Infrastructure
14%
31%
55%

Service Line(i)



Concrete Pumping
Environmental Services
10%
90%

(i) Analysis is based on CPH's FY 2018 Revenue Pro Forma for Acquisitions plus Capital's FY 2018 Revenue.
(ii) Analysis is based on CPH's U.S. Concrete Pumping segment FY 2018 Revenue (excluding the pre-acquisition results of O'Brien, which was acquired in April 2018) and Capital's FY 2018 Revenue.

4 Differentiated Fleet Offering to Service Varied Project Requirements

CPH's Disciplined Approach to Fleet Management

- Acquire new equipment to replace equipment near the end of its useful life
- Employ qualified mechanics to ensure fleet is well maintained
- Leverage scale and mobility of fleet to maximize utilization
- Reduce growth capex by utilizing equipment procured from acquisitions
- CPH owns entire fleet; no equipment leasing

Pro Forma CPH Fleet Overview

(Pump lengths in meters; average age and useful life in years)

Equipment Type	Fleet Count	Average Age	Expected Useful Life
Up to 33m	249	8.8	20
34m to 43m	309	9.1	20
44m to 51m	108	7.0	18
52m+	92	4.8	12
Total Booms	**758**	**8.2**	**19**
Stationary / Other	**264**	**7.2**	**20**
Placing Booms	**57**	**9.1**	**25**
Telebelts	**16**	**9.3**	**15**
Grand Total	**1,095**	**8.0**	**19+**
Eco-Pans	**63**	**7.2**	**20**

Note: Fleet profile as of January 31, 2019, Pro Forma for acquisition of Capital

5 Significant Growth Opportunity from the Disruptive Eco-Pan Waste Management Solution

Concrete Waste Management Overview

- Stringent regulation on washout of concrete pump trucks and related equipment
- Ensuring job sites are environmentally compliant is a major challenge and distraction for contractors
- Eco-Pan provides a simple, fully-compliant and cost-effective solution
- High profitability and strong historical growth
- 63[(i)] equipment units (Trucks) and ~6,100[(i)] concrete containers (Pans)

Options for Concrete Washwater Containment

Ineffective Legacy Alternatives





No solution





Immovable washout pits

Disruptive Solution: Eco-Pan







Turn-key, route-based service.
Collect & retain all washwater in leakproof containers

(i) As of January 2019.

5 Significant Growth Opportunity from the Disruptive Eco-Pan Waste Management Solution (cont'd)

Eco-Pan U.S. Market Opportunity



$850m+
Large Market for Continued Penetration
ECO-PAN
$28 million
FY18 Eco-Pan Revenue (Current Penetration of ~3%)
Total US Market Opportunity

Washout Method Alternatives



Washout Pits
Roll-Off
Washout Pans / Management Services
No Solution

Key Factors for Increased Penetration of Eco-Pan

A. **Violation avoidance** – provides a simple, leak-proof solution, compliant with EPA and state regulations

B. **Environmental protection** – high-quality pans that are far less likely to leak or spill than washout pits

C. **Convenience / reduced labor** – convenient turn-key solution for contractors, allowing focus on core activities

How We Execute

A. **Route density** – *supports profitable operations*

B. **Capitalized to invest in high-quality pans and service** – *designed by industry operators*

C. **Cross-sell to our large, complementary concrete pumping customers** – *Eco-Pan currently operates only in 13 of Brundage-Bone's core geographies*

6 Strong Unit Economics Across Both Concrete Pumping and Eco-Pan

Concrete Pumping Unit Economics

BRUNDAGE-BONE CONCRETE PUMPING

Camfaud

~25%
Unlevered ROI

~4-5 Years[i]
Payback Period

vs.

~20 Years
Useful Life of Assets

Eco-Pan Unit Economics

ECO-PAN[SM]

~54%
Unlevered ROI

~1.9 Years
Payback Period[ii]

vs.

~20 Years
Useful Life of Assets

Note: Unit economics and return profile reflect historical and/or target results and may not be indicative of future returns.
(i) Payback periods vary between the U.S. and the U.K. and by asset type. Concrete pumping payback periods are net of trade-in or sale value for units sold at the end of their useful lives (typical salvage value of approximately 20%).
(ii) Investment required for new route: one truck - $280,000; 85 Eco-Pans at ~$950 each = $81,000.

7 Proven M&A Platform with Robust Pipeline

M&A Playbook

- **Acquirer of Choice:** Completed 45+ acquisitions since 1983 (avg. pre-synergy Adjusted EBITDA multiples <4.5x)
- **Benefits of Scale:** Track record of increasing Adjusted EBITDA margins of target within first few years through utilization increases, price optimization and cost synergies
- **Clear Acquisition Criteria:** Strong management, good employee and customer relationships, well maintained fleet and meaningful potential for synergies
- **Attractive Tax Benefits Available:** Transactions typically structured for 100% cost expensing for tax purposes
- **Strong Acquisition Pipeline:** ~$100 million of additional Adjusted EBITDA identified

Acquisitions since 2015

Company Name	Locations	Purchase Price (millions)	Est. Acquisition Adjusted EBITDA Multiple(i)
Solid Rock	TX	$1.1	2.6x
Dyna Pump	TX	$0.3	1.6x
Action	SC, TN, AL	$5.6	7.3x
AJ / Kenyon	SC	$1.7	2.1x
Oxford	U.K.	£45.5	4.4x
Reilly	U.K.	£10.2	4.0x
O'Brien	CO	$21.0	4.0x
Atlas	ID	$3.8	NA
Capital	TX	$129.2	5.3x

Note: Figures above are indicative of historical acquisition results. There can be no assurances that future acquisitions will occur or perform in line with historical achievements.
(i) Estimated acquisition Adjusted EBITDA multiples are before synergies.

8 Committed, Veteran Management Team

Current CPH Management & Employees Collectively Own 10%[(i)] of the Company



Bruce Young
Chief Executive Officer

- CEO of CPH: 2008 – Present
- CEO of Eco-Pan: 1999 – Present
- Manager of Brundage-Bone concrete pumping operations: 2001 – 2008
- 39 years of industry experience



Iain Humphries
Chief Financial Officer

- CFO of CPH: 2016 – Present
- CFO of Wood Group PSN Americas (LSE:WG): 2013 – 2016
- 20 years of international financial and managerial experience
- Chartered Accountant of the Institute of Chartered Accountants of Scotland



Tony Faud
Managing Director, U.K.

- Managing Director of CPH UK operations
- Managing Director of Camfaud since 2002
- 30+ years of industry experience

(i) Assumes conversion and full dilution of the Zero-Dividend Convertible Perpetual Preferred Stock PIPE and all outstanding "in-the-money" options that were issued on the Nasdaq Listing date (December 6th, 2018) to certain members of CPH Management and Former CPH Employee Shareholders, based on Treasury Stock method and $5.02 stock price as of June 6, 2019. Ownership percentage does not include the impact of the 2018 Management Incentive Plan



Concrete Pumping Holdings, Inc.

Financial Overview

Strong Financial Performance Supported by Diversification

Proven organic and acquisition growth with substantial runway on both fronts

Key Commentary

- Total annual revenue growth of ~18% since 2012
- US pumping has grown by ~10% annually since 2012
- Growth bolstered through acquisitions, which have provided increased scale and diversification
- Eco-Pan was merged in August 2014 and has expanded significantly
- Camfaud acquired in November 2016, providing expansion into the UK
- Strongly positioned as industry leader and best platform for consolidation

Revenue History

($ in millions; historical revenue as reported)



U.S. Pumping
U.K. Pumping
Eco-Pan
Capital(i)
2012-2018 CAGR: 18%
$91.8
$110.3
$135.1
$13.0
$122.1
$147.4
$15.4
$132.0
$172.4
$18.9
$153.5
$211.2
$23.6
$36.4
$151.2
$243.2
$28.5
$50.4
$164.3
$294.5
$51.3
$28.5
$50.4
$164.3
2012
2013
2014
2015
2016
2017
2018
PF 2018

Diversification History

($ in millions; historical revenue as reported)



2012
$91.8 Million
100%
2015
10%
$147.4 Million
90%
PF 2018
17%
10%
$294.5 Million
56%
17%

Note: Camfaud, South Coast, and Premier were acquired in November 2016; Reilly was acquired in July 2017. O'Brien was acquired in April 2018.
(i) Represents Capital's LTM Q1 2019 Revenue per reviewed statements.

Attractive Financial Profile

($ in millions)

Adjusted Revenue Pro Forma for Acquisitions(i)

2015 – 2018 CAGR: 8%



$199
$236
$237
$251
$309(ii)
$58
$251
FY2015
FY2016
FY2017
FY2018
PF FY2018

Adjusted EBITDA Pro Forma for Acquisitions(i)

2015 – 2018 CAGR: 8%

2015 – 2018 Avg. Margin: 34%



EBITDA Margin (%)
$67
$82
$78
$83
$112(iii)
$29
$83
33%
35%
33%
33%
36%
FY2015
FY2016
FY2017
FY2018
PF FY2018

Capex Pro Forma for Acquisitions(i)

2015 – 2018 Average as % of Revenue: 12%



% of Revenue
$30
$31
$23
$28
$27(iv)
15%
13%
10%
11%
9%
FY2015
FY2016
FY2017
FY2018
PF FY2018

Adjusted EBITDA less Capex Pro Forma for Acquisitions(i)

2015 – 2018 Avg. Margin: 21%



EBITDA – Capex Margin (%)
$37
$51
$55
$55
$85
$30
$55
18%
22%
23%
22%
28%
FY2015
FY2016
FY2017
FY2018
PF FY2018

Capital Transaction Impact

Note: CPH has an October 31st fiscal year end. Financials are not PF for recent acquisition of Atlas. Figures may not sum due to rounding.

(i) Financials are Pro Forma adjusted to account for acquisitions made during these historical periods, excluding impact of Atlas acquisition in April 2019. Refer to Slides 37 and 39 for reconciliation of Non-GAAP Measures.

(ii) Represents CPH's FY 2018 Revenue plus Capital's LTM Q1 2019 Revenue plus identified run-rate transaction Revenue synergies of $6.3 million.

(iii) Represents CPH's FY 2018 Adjusted EBITDA plus Capital's LTM Q1 2019 Adjusted EBITDA plus identified run-rate transaction EBITDA synergies of $4.9 million, expected to be realized within 24 months.

(iv) Represents CPH's FY 2018 Capex plus Capital's LTM Q1 2019 Capex less NPV of identified transaction Capex synergies of $9.0 million.

Q2 & H1 2019 Financial Performance

Q2 2019 Revenue & Adjusted EBITDA

Revenue
($ in millions)



10% Growth
$56
$62
Q2 2018
Q2 2019

Adjusted EBITDA(i)
($ in millions)



1% Growth
$18
$18
Margin: 31%
Margin: 29%
Q2 2018
Q2 2019

H1 2019 Revenue & Adjusted EBITDA

Revenue
($ in millions)



10% Growth
$109
$120
1H 2018
1H 2019

Adjusted EBITDA(i)
($ in millions)



3% Growth
$34
$35
Margin: 31%
Margin: 29%
1H 2018
1H 2019

Concrete Pumping Commentary (Excluding Capital)

- Improved utilization across both U.S. and U.K. concrete pumping
- Growth in U.S. partially offset by adverse weather conditions in the West Coast region. The majority of the impacted projects are expected to resume throughout the year
- Growth in U.K. partially offset by unfavorable currency movements

Eco-Pan Commentary

- Revenue and Adjusted EBITDA impacted by unfavorable weather conditions in high-volume, mature markets
- Significant opportunity for growth from continued roll-out of Eco-Pan across Brundage-Bone and Capital Pumping footprint

Commentary

- Adverse weather was the prevalent theme for H1 across markets in which CPH operates and impacted both revenue and Adjusted EBITDA
- Despite weather-related headwinds, CPH had strong financial momentum during the quarter, indicating the resiliency of the business model
  - Well-positioned to capitalize on pent-up demand as construction season starts to ramp-up and weather conditions begin to improve

Note: CPH has an October 31st fiscal year end
(i) Refer to Slide 32 for a reconciliation of CPH Adjusted EBITDA to net income

Attractive Financial Profile & Valuation Versus Peers

EV / FY 2018 Adjusted EBITDA

Discount vs. Specialty Rental Peers (%): ~(37%)
Discount vs. Specialty Waste Peers (%): ~(51%)



6.5x
10.2x
13.3x
CONCRETE PUMPING HOLDINGS (i)
Average of Specialty Rental Peers (iii)
Average of Specialty Waste Peers (iv)

EV / (FY 2018 Adjusted EBITDA – Capex)

Discount vs. Specialty Rental Peers (%): ~(49%)
Discount vs. Specialty Waste Peers (%): ~(58%)



8.5x
16.8x
20.2x
CONCRETE PUMPING HOLDINGS (ii)
Average of Specialty Rental Peers (iii)
Average of Specialty Waste Peers (iv)

2018 Adjusted EBITDA Margin

Premium vs. Specialty Rental Peers (bps): ~600 bps
Premium vs. Specialty Waste Peers (bps): ~1,400 bps



~36%
~30%
~22%
CONCRETE PUMPING HOLDINGS (v)
Average of Specialty Rental Peers (iii)
Average of Specialty Waste Peers (iv)

Note: CPH's equity value calculated as 57.0 million shares (represented by 55.7 million "Outstanding Shares, Actual and Fully Diluted (Excluding Management Incentive Plan)" plus 1.3 million Time Based shares and equivalents under the Management Incentive Plan) multiplied by the current share price of $5.02 price per share (see Slide 29 for a reconciliation of the share count). CPH's enterprise value calculated as equity value plus net debt of $441 million, which represents CPH's net debt balance as of April 30, 2019 plus the incremental $60 million Term Loan committed to fund the Capital transaction. Public market data as of June 6, 2019. Comparable company figures are adjusted for fiscal year ending in October.
(i) Calculated as CPH's enterprise value divided by the combined company's Adjusted EBITDA (including identified run-rate transaction EBITDA synergies of $4.9 million).
(ii) Calculated as CPH's enterprise value divided by the combined company's Adjusted EBITDA (including identified run-rate transaction EBITDA synergies of $4.9 million) less the combined company's Capex (including NPV of identified transaction Capex synergies of $9.0 million).
(iii) Specialty Rental peers include Mobile Mini, WillScot, AMERCO, Civeo, and McGrath.
(iv) Specialty Waste peers include Ecolab, U.S. Ecology, Waste Management, Covanta, Clean Harbors and Stericycle.
(v) Calculated as combined company's Adjusted EBITDA (including identified run-rate transaction EBITDA synergies of $4.9 million) divided by the combined company's Revenue (including identified run-rate transaction revenue synergies of $6.3 million).



BRUNDAGE-BONE CONCRETE PUMPING

CAPITAL Concrete Pumping

Camfaud

ECO-PAN

Concrete Pumping Holdings, Inc.

Appendices

Highly Variable Cost Structure

Variable Cost Base Provides Flexibility Across Business Environments

	FY 2018	Approximate Variable Component
Cost of Sales:		
Personnel	$70.9	85%
Fuel	12.9	95%
Parts, repairs & maintenance	23.6	95%
Insurance	8.3	70%
Other	4.2	80%
Total Cost of Sales	**$119.8**	**87%(i)**
% of Revenue	*49.3%*	
SG&A Expenses:		
Personnel	$27.9	20%
Facilities	4.7	10%
Auto	3.1	20%
Travel & entertainment	2.6	50%
Communication	1.6	20%
Professional fees	1.9	50%
Other	8.4	50%
Total SG&A Expenses	**$50.2**	**27%(i)**
% of Revenue	*20.6%*	

~70%(i) Variable Cost Base

Note: Analysis is not Pro Forma for O'Brien and excludes the impact of the Capital acquisition. Cost breakdown excludes depreciation expense. CPH has an October 31st fiscal year end.
(i) Based on weighted average.

Shares and Other Equivalents Outstanding

	Common Stock	Other Shares and Equivalents Outstanding	Total Potential Outstanding Stock[vi]	Outstanding Stock for Valuation Calculations
	Outstanding Shares[i]	Shares Underlying Convertible Securities or Subject to Vesting	Fully Diluted	Fully Diluted
Shares By Type				
Public Shares	20,110,239	-	20,110,239	20,110,239
Nuveen	-	2,450,980[iv]	2,450,980	2,450,980
Freely Tradeable Public Shares	**20,110,239**	**2,450,980**	**22,561,219**	**22,561,219**
CPH Management & Employees (Current and Former)	4,715,072	732,765[v]	5,447,837	5,447,837
Argand Partners	15,477,138	-	15,477,138	15,477,138
Peninsula Pacific[ii]	12,005,275	-	12,005,275	12,005,275
Non-Executive Directors[iii]	190,037	-	190,037	190,037
Shares Subject to Lock-Up	**32,387,522**	**732,765**	**33,120,287**	**33,120,287**
Outstanding Shares, Actual and Fully Diluted (Excluding Management Incentive Plan)	**52,497,761**	**3,183,745**	**55,681,506**	**55,681,506**
Shares Underlying Management Incentive Plan				
Time Based[vii]	1,135,682	164,750	1,300,432	1,300,432
Performance Based ($13.00 Share Price Threshold)[vii]	1,522,092	238,814	1,760,907	-
Performance Based ($16.00 Share Price Threshold)[vii]	1,522,092	238,814	1,760,907	-
Performance Based ($19.00 Share Price Threshold)[vii]	1,522,092	238,814	1,760,907	-
Fully Diluted Total Outstanding Shares	**58,199,720**	**4,064,938**	**62,264,658**	**56,981,938**
Cumulative Fully Diluted Total Outstanding Shares[viii]	**58,199,720**	**62,264,658**	**62,264,658**	

(i) Includes the impact of the Capital transaction.
(ii) Peninsula will be locked up until August 8, 2019.
(iii) In connection with the follow-on offering, all CPH directors are subject to lockup agreements until August 8, 2019.
(iv) Nuveen may elect to convert its Preferred Stock into 2,450,980 shares of Common Stock (subject to anti-dilution protection) at any time after June 4, 2019.
(v) CPH Management & Employees (Current and Former) hold i) 886,382 "in the money" options with a strike price of $0.87 (which results in a further 732,765 shares of Restricted Common Stock assuming a conversion stock price of $5.02/share based on the Treasury Stock Method), and ii) 324,073 options with a strike price of $6.09 (which results in 0 shares of Restricted Common Stock assuming a conversion stock price of $5.02/share based on the Treasury Stock Method). $5.02 is the current share price as of June 6, 2019.
(vi) Excludes 13 million of outstanding out-of-the-money public warrants. Each warrant is currently exercisable for one share of Common Stock at an exercise price of $11.50/share. The Company may redeem the outstanding warrants at a price of $0.01 per warrant if the last sale price of the Common Stock equals or exceeds $18.00/share for 20 out of 30 trading days.
(vii) CPH's 2018 Omnibus Incentive Plan ("Management Incentive Plan") consists of time and performance based components. Time vesting securities will vest in five equal installments on each of December 6, 2019, December 6, 2020, December 6, 2021, December 6, 2022 and December 6, 2023. Performance based securities will vest in three equal installments if the Company's stock price closes at or above $13.00, $16.00 and $19.00 per share, respectively, for 30 consecutive business days. Upon the achievement of a Stock Price Target, the related tranche of securities will vest in equal increments over the first, second and third anniversaries of the date on which such Stock Price Target was achieved. If a Stock Price Target is not achieved on or before December 6, 2023, then the related tranche of securities will be forfeited. If a Stock Price Target is achieved but the related tranche of securities is not fully vested by December 6, 2023, such shares may, under certain circumstances, continue to vest after that date.
(viii) Cumulative Fully Diluted Total Outstanding Shares in the "Other Shares and Equivalents Outstanding" columns represent the cumulative amount of outstanding shares of Common Stock if each of the potential events in items iv, v and vii above were to occur in the order presented.

Management Incentive Plan Overview

Overview

- Management incentives aligned with shareholder interest and long-term success of the Company
- Management incentive plan consists of 6.7 million total share equivalents[(i)]
  - ~80% of the plan is performance-based and will become available for vesting in three equal installments if CPH's stock price closes at or above $13.00, $16.00, and $19.00 per share, respectively, for 30 consecutive business days
  - ~20% of the plan is time-based and will vest annually in equal installments over the next five years



Threshold Price
$13.00
$16.00
$19.00
Current Share Price: $5.02[(ii)]
NA
$13.00 / share (~27%)
$16.00 / share (~27%)
$19.00 / share (~27%)
5-yr Time Vested (~20%)
Performance Based Shares
Time Based Shares
# of Share Equivalents (million)
1.8 million
1.8 million
1.8 million
1.3 million

(i) 0.9 million are in the form of options.
(ii) As of June 6, 2019.

Reconciliation of CPH Net Income to Adjusted EBITDA

	Years Ended October 31,			
($000s)	FY2015	FY2016	FY2017	FY2018
Revenue Pro Forma for Acquisitions				
Revenue, reported	$ 147,361	$ 172,426	$ 211,211	$ 243,223
U.K. Concrete Pumping - Camfaud revenue (pre-acquisition)	45,685	50,530	8,357	-
O'Brien revenue (pre-acquisition)	11,182	13,563	13,796	6,990
Revenue Pro Forma for Acquisitions	**204,228**	**236,519**	**233,364**	**250,213**
Constant currency adjustment (i)	(5,000)	(814)	3,277	1,110
Adjusted Revenue Pro Forma for Acquisitions	**$ 199,228**	**$ 235,705**	**$ 236,641**	**$ 251,323**
Net income, reported	$ 3,509	$ 6,234	$ 913	$ 28,382
U.K. Concrete Pumping - Camfaud net income (pre-acquisition)	10,057	11,341	404	-
O'Brien net income (pre-acquisition)	3,702	4,799	4,909	267
Net Income Pro Forma for Acquisitions	**17,268**	**22,374**	**6,226**	**28,649**
Interest expense, reported	$ 20,492	$ 19,516	$ 22,748	$ 21,425
U.K. Concrete Pumping - Camfaud interest expense (pre-acquisition)	575	565	588	-
O'Brien interest expense (pre-acquisition)	38	-	-	-
Interest Expense Pro Forma for Acquisitions	**21,105**	**20,081**	**23,336**	**21,425**
Income tax expense / (benefit), reported	$ 2,020	$ 4,454	$ 3,757	$ (9,784)
U.K. Concrete Pumping - Camfaud income tax expense (pre-acquisition)	-	141	87	-
O'Brien income tax expense (pre-acquisition)	-	-	-	-
Income Tax Expense Pro Forma for Acquisitions	**2,020**	**4,595**	**3,844**	**(9,784)**
Depreciation and amortization, reported	$ 20,603	$ 22,310	$ 27,154	$ 25,623
U.K. Concrete Pumping - Camfaud depreciation and amortization (pre-acquisition)	3,607	3,984	1,025	-
O'Brien depreciation and amortization (pre-acquisition)	-	-	93	43
Depreciation and Amortization Pro Forma for Acquisitions	**24,210**	**26,294**	**28,272**	**25,666**
EBITDA Pro Forma for Acquisitions	**64,604**	**73,344**	**61,678**	**65,956**
EBITDA adjustments:				
Debt refinancing costs	$ 964	$ 691	$ 5,401	$ -
Acquisition costs	290	3,644	4,343	7,590
One-time employee costs (ii)	-	29	997	-
Other adjustments (iii)	2,461	4,761	4,964	9,190
Constant currency adjustment (i)	(1,626)	(247)	1,031	652
Adjusted EBITDA Pro Forma for Acquisitions	**$ 66,692**	**$ 82,222**	**$ 78,414**	**$ 83,388**
Capex Pro Forma for Acquisitions				
Maintenance Capex	12,438	19,311	12,747	20,644
Growth Capex	17,283	11,323	10,484	7,325
Pro Forma Total Capex	**29,721**	**30,634**	**23,231**	**27,969**

Note: CPH's U.K. segment (Camfaud) was acquired in November 2016 and is consolidated in the fiscal year 2018 and 2017 financial statements. Financial results of Camfaud are captured separately prior to this date and are labeled as "pre-acquisition," and are consolidated within CPH's "reported" financials for periods after November 2016. O'Brien was acquired in April 2018 and its financial results are included as "pre-acquisition" financials for 2018, 2017, 2016 and 2015.
(i) Constant currency based on a GBP to USD exchange rate of 1.370.
(ii) One-time employee costs include severance, relocation, hiring and recruiting expenses.
(iii) Other adjustments include management & board fees, transaction-related and other non-ordinary course legal fees, stock option expense, start-up costs, and other transaction-oriented, project-oriented, normalizing and non-operating income/expense items.

Reconciliation of CPH Net Income to Adjusted EBITDA (cont'd)

($000s)	Second Fiscal Quarter Ending April 30,		Six Months Ending April 30,	
	2018	2019	2018	2019
Net Income (Loss)	**$4,611**	**($9,645)**	**$22,168**	**($35,850)**
Interest Expense, Net	5,126	9,318	10,213	16,554
Income Tax (Benefit) Expense	1,210	1,572	(12,334)	(5,385)
Depreciation & Amortization	6,138	12,132	12,088	23,219
Reported EBITDA	**$17,085**	**$13,377**	**$32,135**	**($1,462)**
Transaction Expenses	1,117	1,282	1,125	15,449
Loss on Debt Extinguishment	-	-	-	16,395
Other (Income) Expense	(8)	(20)	(20)	(37)
Other Adjustments[i]	(471)	3,234	853	4,676
Adjusted EBITDA	**$17,723**	**$17,873**	**$34,093**	**$35,021**

(i) Other adjustments include severance expenses, senior executive relocation costs, recruiting costs and non-cash expenses such as stock based compensation.

Reconciliation of Capital Net Income to Capital Adjusted EBITDA

	Fiscal Year Ending December 31,			Quarter Ending March 31,		LTM
($000s)	2016	2017	2018	2018	2019	Q1 2019
Net Income	**$13,551**	**$11,677**	**$14,247**	**$3,415**	**$4,184**	**$15,016**
Interest Expense	769	721	628	142	147	633
Interest Income	(34)	(20)	(39)	(7)	(13)	(45)
Misc. Income	-	-	(27)	-	-	(27)
D&A	8,434	9,548	10,943	2,558	2,887	11,272
Reported EBITDA	**$22,720**	**$21,927**	**$25,752**	**$6,108**	**$7,205**	**$26,848**
Adjustment for Normalized Level of Gain on Sale	(1,161)	(1,744)	(2,794)	(701)	(102)	(2,195)
Normalized Repairs and Maintenance Expense	(52)	299	(265)	(61)	(81)	(285)
Bad Debt Expense Reversal	-	-	(77)	-	-	(77)
Owner Compensation[i]	90	67	68	23	23	68
Accounting Fees	(34)	(25)	(63)	(6)	(16)	(73)
Other Adjustments[ii]	272	193	162	203	(55)	(95)
Capital Adjusted EBITDA	**$21,835**	**$20,718**	**$22,783**	**$5,566**	**$6,974**	**$24,190**

(i) Current Owner of Capital will not remain with the Company post-transaction. Existing management team will continue to run Capital post-transaction.
(ii) Other Adjustments include rent expense related to the Austin office (which will not be included in the transaction), removal of taxes from G&A, general bonus accrual, health insurance shift true-up and other non-recurring or one-off items.